[ACACIA LOGO HERE]
                                                           CONTACTS: Rob Stewart
                                                              Investor Relations
FOR RELEASE                                                   Tel (949) 480-8300
-----------                                                   Fax (949) 480-8301
February 19, 2004


                     ACACIA RESEARCH REPORTS FOURTH QUARTER
                         AND YEAR END FINANCIAL RESULTS


         Newport Beach, Calif. - (BUSINESS WIRE) - February 19, 2004 - Acacia Research Corporation (Nasdaq: ACTG; CBMX) today reported results for the three months and the year ended December 31, 2003. Acacia Research Corporation comprises two operating groups, the CombiMatrix group and the Acacia Technologies group.

         "The CombiMatrix group progressed in its strategic alliances with Roche and Toppan in the development of its microarray products and expanded its drug discovery, diagnostics and nanomaterials initiatives with new alliances and collaborations. During the fourth quarter the CombiMatrix group received $1,442,000 in milestone payments from Toppan, which were recorded as deferred revenue. During 2003, CombiMatrix Corporation received total cash payments of $12,776,000, consisting primarily of $9,811,000 pursuant to its agreements with Roche and payments of $2,442,000 pursuant to its agreement with Toppan. Total cash payments received from Roche since the inception of our strategic alliance are $26,567,000," stated CombiMatrix CEO and President, Dr. Amit Kumar.

         "The Acacia Technologies group continued to roll out its Digital Media Transmission technology licensing program and entered into 72 new licensing agreements in the fourth quarter, bringing total DMT licensing agreements to
115. Fourth quarter licensing revenues increased to $481,000, from $186,000 in the previous quarter, and do not include fourth quarter license fees due from a number of licensees, which will be recognized as revenues when received in the first quarter of 2004. All of our license agreements provide for recurring payments," commented Chairman and CEO, Paul Ryan.


ACACIA RESEARCH CORPORATION CONSOLIDATED

FINANCIAL RESULTS

         Consolidated revenues for the fourth quarter of 2003 were $534,000 versus $16,000 in the comparable 2002 period. Fourth quarter 2003 revenues were primarily comprised of Digital Media Transmission ("DMT") license fees recognized by the Acacia Technologies group and service and maintenance contract revenue related to a DNA microarray synthesizer system sold to Keio University School of Medicine and other product sales recognized by the CombiMatrix group during the quarter.

         Consolidated revenues for the year ended December 31, 2003 were $1,148,000 versus $882,000 for the year ended December 31, 2002. 2003 revenues were comprised of DMT licensing fees totaling $692,000 recognized by our Acacia Technologies group and $407,000 in product sales to several Japanese government institutions and $49,000 in related service and maintenance contract revenues recognized by CombiMatrix Corporation's Japanese subsidiary.

         The fourth quarter 2003 consolidated net loss was $5,147,000 versus $22,223,000 in the comparable 2002 period. Included in the fourth quarter 2003 consolidated net loss are non-cash charges totaling $807,000, comprised of non-cash stock compensation amortization charges of $75,000, non-cash patent amortization charges of $399,000 and depreciation charges totaling $333,000. Non-cash stock compensation amortization charges, non-cash patent amortization charges and depreciation charges totaled $844,000, $312,000 and $370,000, respectively, in the comparable 2002 period. The fourth quarter 2002 consolidated net loss also included a non-cash charge for acquired in-process research and development of $17,237,000.

         The 2003 consolidated net loss was $24,420,000 versus $58,973,000 in 2002. Included in the 2003 consolidated net loss are non-cash charges totaling $4,680,000, comprised of non-cash stock compensation amortization charges of $1,655,000, non-cash patent amortization charges of $1,597,000 and depreciation charges totaling $1,428,000. Non-cash stock compensation amortization charges, non-cash patent amortization charges and depreciation charges totaled $6,427,000, $1,990,000 and $1,573,000, respectively, in 2002. The 2002 consolidated net loss also includes a non-cash charge for acquired in-process research and development of $17,237,000, and a non-cash charge of $8,334,000 after minority interests ($17,471,000 before minority interests) related to the settlement of litigation with Nanogen Inc. in September 2002.

         Consolidated research and development expenses, comprised of costs incurred by the CombiMatrix group, decreased to $8,098,000 in 2003 from $18,187,000 in 2002, primarily due to the CombiMatrix group's completion of several research and development projects in the third and fourth quarters of 2002 pursuant to its agreements with Roche Diagnostics, GmbH ("Roche"), resulting in a reduction of related research and development expenses during 2003, as compared to 2002.

         Consolidated marketing, general and administrative expenses decreased to $15,061,000 in 2003 from $18,632,000 in 2002, primarily due to a reduction in professional fees related to Acacia Research Corporation's recapitalization and merger transactions completed in December 2002, a reduction in corporate legal expenses, and a reduction in overhead due to reduced general and administrative personnel compared to 2002. The decrease was partially offset by an increase in costs related to Acacia Technologies group's ongoing DMT patent commercialization and enforcement efforts, including increased legal and engineering costs related to new patent claims and the identification of additional potential licensees of our DMT technology.

         Minority interests in the net losses of subsidiaries decreased to $47,000 in 2003 from $23,806,000 in 2002, due to Acacia Research Corporation's acquisition of the remaining ownership interests in CombiMatrix Corporation in December 2002 and in Advanced Material Sciences and CombiMatrix KK in July 2003.

FINANCIAL CONDITION

         Total consolidated assets were $90,040,000 as of December 31, 2003 compared to $97,071,000 as of December 31, 2002. Cash and cash equivalents and short-term investments on a consolidated basis totaled $50,500,000 as of December 31, 2003 compared to $54,688,000 as of December 31, 2002.

         During 2003, CombiMatrix Corporation received total cash payments of $12,776,000, consisting primarily of $9,811,000 related to the completion of certain milestones and delivery of prototype products and services pursuant to its agreements with Roche and an up-front payment of $1,000,000 and subsequent milestone payments of $1,442,000 pursuant to its agreement with Toppan Corporation, ("Toppan"), all of which have been recorded as deferred revenues. Total cash payments received from Roche since the inception of our relationship in July 2001 total $26,567,000. Total consolidated deferred revenues at December 31, 2003 were $22,009,000, comprised of $20,405,000 for the CombiMatrix group and $1,604,000 for the Acacia Technologies group.

COMBIMATRIX GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)

FINANCIAL RESULTS

         Revenues for the fourth quarter of 2003 were $53,000 versus $16,000 in the comparable 2002 period. Fourth quarter 2003 revenues include $26,000 of service and maintenance contract revenues related to the sale of two DNA microarray synthesizer systems and $27,000 of microarray and other product sales primarily to the CombiMatrix group's Japanese customers.

         Revenues for the year ended December 31, 2003 were $456,000 versus $839,000 in the comparable 2002 period. 2003 revenues include $407,000 from the sale of two DNA microarray synthesizer systems and related microarray product sales and $49,000 in related service and maintenance contract revenues.

         The fourth quarter 2003 division net loss was $4,065,000 versus $21,392,000 in the comparable 2002 period. Included in the fourth quarter 2003 division net loss are non-cash charges totaling $662,000, comprised of non-cash stock compensation amortization charges of $75,000, non-cash amortization of patents totaling $274,000 and depreciation charges totaling $313,000. Non-cash stock compensation amortization charges, non-cash amortization of patents and depreciation charges totaled $844,000, $117,000 and $322,000 respectively, in the comparable 2002 period. The fourth quarter 2002 consolidated net loss also included a non-cash charge for acquired in-process research and development of $17,237,000.

         The 2003 division net loss was $18,969,000 versus $46,219,000 in 2002.
Included in the 2003 division net loss are non-cash charges totaling $4,064,000, comprised of non-cash stock compensation amortization charges of $1,655,000, non-cash amortization of patents totaling $1,095,000 and depreciation charges totaling $1,314,000. Non-cash stock compensation amortization charges, non-cash amortization of patents and depreciation charges totaled $6,408,000, $399,000 and $1,364,000, respectively, in 2002. The 2002 division net loss also includes a non-cash charge for acquired in-process research and development of $17,237,000, and a non-cash charge of $8,334,000 after minority interests ($17,471,000 before minority interests) related to the settlement of litigation with Nanogen Inc. in September 2002.

         Research and development costs incurred by the CombiMatrix group decreased to $8,098,000 in 2003 from $18,187,000 in 2002, primarily due to the CombiMatrix group's completion of several research and development projects in the third and fourth quarters of 2002 pursuant to its agreements with Roche, resulting in a reduction of related research and development expenses during 2003, as compared to 2002.

         Marketing, general and administrative expenses decreased to $8,858,000 in 2003 from $10,334,000 in 2002, primarily due to a decrease in marketing costs, personnel costs and corporate legal expenses and a reduction in professional fees related to Acacia Research Corporation's recapitalization and merger transactions completed in December 2002.

         Minority interests in the net losses of subsidiaries decreased to $30,000 from $23,702,000 in the comparable 2002 period, due to Acacia Research Corporation's acquisition of the remaining ownership interests in CombiMatrix Corporation in December 2002 and in Advanced Material Sciences and CombiMatrix KK in July 2003.

FINANCIAL CONDITION

         Total assets for the CombiMatrix group were $50,161,000 as of December 31, 2003 compared to $49,973,000 as of December 31, 2002. Cash and cash equivalents and short-term investments totaled $17,299,000 as of December 31, 2003 compared to $14,896,000 as of December 31, 2002.

         During 2003, CombiMatrix Corporation received total cash payments of $12,776,000, consisting primarily of $9,811,000 related to the completion of certain milestones and delivery of prototype products and services pursuant to its agreements with Roche and an up-front payment of $1,000,000 and subsequent milestone payments of $1,442,000 pursuant to its agreement with Toppan, all of which have been recorded as deferred revenues. Total cash payments received from Roche since the inception of our relationship in July 2001 total $26,567,000. Total consolidated deferred revenues at December 31, 2003 were $20,405,000 for the CombiMatrix group.

ACACIA TECHNOLOGIES GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)

FINANCIAL RESULTS

         DMT license fee revenues for the fourth quarter of 2003 were $481,000 versus zero in the comparable 2002 period. DMT license fee revenues for 2003 were $692,000 versus $43,000 in V-chip license fee revenues in 2002. Since November 2002, the Acacia Technologies group has entered into 115 license agreements for its DMT technology. Seventy-two (72) of these license agreements were executed in the fourth quarter of 2003. All of the Acacia Technologies group's DMT license agreements provide for recurring license fee payments to be made by the respective licensees over the term of the licenses.

         The fourth quarter 2003 division net loss was $1,082,000 versus $831,000 in the comparable 2002 period. Included in the fourth quarter 2003 division net loss are non-cash patent amortization and depreciation charges totaling $145,000 versus $243,000 in the comparable 2002 period.

         The 2003 division net loss was $5,451,000 versus $12,754,000 in the comparable 2002 period. Included in the 2003 division net loss are non-cash patent amortization and depreciation charges totaling $616,000 versus $1,800,000 in 2002. The 2003 and 2002 division net loss includes non-cash impairment charges totaling $207,000 and $2,748,000, respectively, related to a decline in fair value of a cost-method investment.

         Marketing, general and administrative expenses decreased in the fourth quarter of 2003 and for the year ended December 31, 2003 as compared to the same periods in 2002, primarily due to a reduction in professional fees related to Acacia Research Corporation's recapitalization and merger transactions completed in December 2002, a reduction in corporate legal expenses, and a reduction in overhead due to reduced general and administrative personnel compared to the prior period. The decrease was partially offset by an increase in costs related to Acacia Technologies group's ongoing DMT patent commercialization and enforcement efforts, including increased legal and engineering costs related to new patent claims and the identification of additional potential licensees of our DMT technology.

FINANCIAL CONDITION

         Total assets for the Acacia Technologies group were $39,978,000 as of December 31, 2003 compared to $47,212,000 as of December 31, 2002. Cash and cash equivalents and short-term investments totaled $33,201,000 as of December 31, 2003 compared to $39,792,000 as of December 31, 2002.

BUSINESS HIGHLIGHTS
-------------------

         Business highlights of the fourth quarter include:

         COMBIMATRIX GROUP:

              o In October 2003, the CombiMatrix group entered into a collaboration with the Seattle Biomedical Research Institute to develop RNAi compounds for gene regulation research.

              o In November 2003, the CombiMatrix group announced that they had been informed by Roche that Roche would not be launching its array platform based on its collaborative efforts with the CombiMatrix group in 2003, as previously indicated by Roche. No new launch date has been set.

              o In November 2003, the CombiMatrix group announced the commercial launch of CustomArray(TM), to a select group of beta customers in December 2003 and to the worldwide life sciences community in March 2004.

              o In November 2003, the CombiMatrix group announced that Gregory L. Verdine, Harvard College Professor and Erving Professor of Chemistry in Harvard University's Department of Chemistry and Chemical Biology, will use CombiMatrix arrays to map three-dimensional binding sites for oligonucleotides on folded RNA molecules. This research program aims to discover, in an unbiased screen, discontinuous RNA epitopes that will serve as therapeutic targets for drug intervention. This program may enable the discovery of new drugs and approaches to modulate the operation of RNA molecules in cells.

              o In November 2003, the CombiMatrix group was notified that the U.S. Army Medical Research Institute of Infectious Diseases, or USAMRIID, approved a Cooperative Research and Development Agreement, or CRDA with CombiMatrix Corporation on "Microarray Approaches for Environmental and Medical Detection of Biothreat Agents." Under the CRDA, USAMRIID and CombiMatrix Corporation can exchange consultative services, equipment, reagents, and testing support to demonstrate the effectiveness of the CombiMatrix group's Electrochemical-Detection System for identifying biothreat agents.

              o In December 2003, the CombiMatrix group received payments of $1,442,000 as part of its strategic alliance with Toppan.

         ACACIA TECHNOLOGIES GROUP:

              o Since November 2002, the Acacia Technologies group has entered into 115 license agreements for its DMT technology. 72 of these license agreements were executed in the fourth quarter of 2003. Licensees include LodgeNet Entertainment Corporation, an industry-leader for hotel video-on-demand, Grupo Pegaso, a partner with Spain's Telefonica in Mexico's second largest mobile telephony company, Virgin Radio, a digital broadcast company, CinemaNow, Inc., an Internet movie company, 24/7 University, Inc., an e-learning company providing courses containing audio/video content to corporate customers, General Dynamics Interactive Corporation, which provides digital video-on-demand and high speed Internet access to the lodging industry, and adult Internet Streaming Companies including Interactive Gallery, Inc., a wholly owned subsidiary of New Frontier Media, Inc., L.F.P., Inc. (owner of the Hustler websites), Vivid Entertainment, LLC., SBO Pictures, Inc. d/b/a Wicked Pictures and Private Media Group. All of the Acacia Technologies group's DMT license agreements provide for recurring license fee payments to be made by the respective licensees over the term of the licenses.

              o In November 2003, Acacia Media Technologies initiated a patent infringement lawsuit in the California District Court against On Command Corporation, provider of interactive in-room entertainment, information and business services to the lodging industry, regarding Acacia Media Technologies' DMT technology.

         A conference call is scheduled for today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern). Paul R. Ryan, Chairman and CEO of Acacia Research Corporation, Robert "Chip" Harris, President, and Amit Kumar, Ph.D., CEO and President of CombiMatrix Corporation will host the call.

         To listen to the presentation by phone, dial (800) 915-4836 for domestic callers and (973) 317-5319 for international callers. A replay of the audio presentation will be available for 30 days at (800) 428-6051 for domestic callers and (973) 709-2089 for international callers, both of whom will need to enter the code 337810 when prompted.

         The call is being webcast by CCBN and can be accessed at Acacia Research Corporation's website at www.acaciaresearch.com.

ABOUT ACACIA RESEARCH CORPORATION

Acacia Research Corporation comprises two operating groups, Acacia Technologies group and CombiMatrix group.

The Acacia Technologies group develops, acquires, and licenses patented technologies. Acacia's DMT technology, which is supported by 5 U.S. and 31 foreign patents, relates to audio and audio/video transmission and receiving systems, commonly known as audio-on-demand, video-on-demand, and audio/video streaming, and is used for distributing digital content via several means including Internet, cable, satellite and wireless systems.

The CombiMatrix group is developing a platform technology to rapidly produce customizable active biochips, which are semiconductor-based tools for use in identifying and determining the roles of genes, gene mutations and proteins. CombiMatrix's technology has a wide range of applications including DNA synthesis/diagnostics, drug discovery, and immunochemical detection. CombiMatrix's Express Track(sm) drug discovery program is a systems biology approach, using its technology, to target common viral diseases with siRNA compounds.

Acacia Research-Acacia Technologies (Nasdaq: ACTG) and Acacia
Research-CombiMatrix (Nasdaq:CBMX) are both classes of common stock issued by Acacia Research Corporation and are intended to reflect the performance of the respective operating groups and are not issued by the operating groups.

Information about the Acacia Technologies group and the CombiMatrix group is available at www.acaciaresearch.com.



SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:


THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING THE RECENT ECONOMIC SLOWDOWN AFFECTING TECHNOLOGY COMPANIES, OUR ABILITY TO SUCCESSFULLY DEVELOP PRODUCTS, RAPID TECHNOLOGICAL CHANGE IN OUR MARKETS, CHANGES IN DEMAND FOR OUR FUTURE PRODUCTS, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.

                           ACACIA RESEARCH CORPORATION
                          SUMMARY FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)
                                   (UNAUDITED)

CONSOLIDATED BALANCE SHEET INFORMATION

                                     DECEMBER 31,       DECEMBER 31,
                                        2003                2002
                                     -----------        -----------
Total Assets                         $   90,040         $   97,071
                                     ===========        ===========
Total Liabilities                    $   28,513         $   19,041
                                     ===========        ===========
Minority Interests                   $    1,127         $    2,171
                                     ===========        ===========
Total Stockholders' Equity           $   60,400         $   75,859
                                     ===========        ===========


CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         FOR THE THREE MONTHS ENDED     FOR THE TWELVE MONTHS ENDED
                                                                       -----------------------------   -----------------------------
                                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                           2003            2002            2003             2002
                                                                       -------------   -------------   -------------   -------------
Revenues:
    License fee income ..............................................  $        481    $         --    $        692    $         43
    Product revenue .................................................            27               9             407             306
    Grant and contract revenue ......................................            26               7              49             533
                                                                       -------------   -------------   -------------   -------------

         Total revenues .............................................           534              16           1,148             882
                                                                       -------------   -------------   -------------   -------------
Operating expenses:
    Cost of sales ...................................................             6               4              99             263
    Research and development expenses ...............................         1,880           4,044           8,098          18,187
    Charge for acquired in-process research and development .........            --          17,237              --          17,237
    Non-cash stock compensation expense - research and development ..           (59)              1             466           1,868
    Marketing, general and administrative expenses ..................         3,577           4,379          15,061          18,632
    Non-cash stock compensation expense - marketing,
      general and administrative ....................................           134             843           1,189           4,559
    Amortization of patents .........................................           399             312           1,597           1,990
    Legal settlement charges ........................................            --              --              --          18,471
                                                                       -------------   -------------   -------------   -------------
         Total operating expenses ...................................         5,937          26,820          26,510          81,207
                                                                       -------------   -------------   -------------   -------------
         Operating loss .............................................        (5,403)        (26,804)        (25,362)        (80,325)
                                                                       -------------   -------------   -------------   -------------
Other income (expenses) .............................................           162             968             622          (3,111)
                                                                       -------------   -------------   -------------   -------------
Loss from operations before income taxes and minority interests .....        (5,241)        (25,836)        (24,740)        (83,436)
Benefit for income taxes ............................................            77             426             273             857
                                                                       -------------   -------------   -------------   -------------

Loss from operations before minority interests ......................        (5,164)        (25,410)        (24,467)        (82,579)
Minority interests ..................................................            17           3,187              47          23,806
                                                                       -------------   -------------   -------------   -------------
Loss from continuing operations .....................................        (5,147)        (22,223)        (24,420)        (58,773)
Discontinued operations:
    Estimated loss on disposal of discontinued operation ............            --              --              --            (200)
                                                                       -------------   -------------   -------------   -------------
Net loss ............................................................  $     (5,147)   $    (22,223)   $    (24,420)   $    (58,973)
                                                                       =============   =============   =============   =============
Loss per share:
Attributable to the Acacia Technologies group:
    Loss from continuing operations .................................  $     (1,082)   $       (831)   $     (5,451)   $    (12,554)
         Basic and diluted per share ................................         (0.05)          (0.04)          (0.28)          (0.64)
    Loss from discontinued operations ...............................            --              --              --            (200)
         Basic and diluted per share ................................            --              --              --           (0.01)
    Net loss ........................................................  $     (1,082)   $       (831)   $     (5,451)   $    (12,754)
         Basic and diluted per share ................................         (0.05)          (0.04)          (0.28)          (0.65)

Attributable to the CombiMatrix group:
    Loss from continuing operations .................................  $     (4,065)   $    (21,392)   $    (18,969)   $    (46,219)
         Basic and diluted per share ................................         (0.16)          (0.93)          (0.76)          (2.01)
    Net loss ........................................................  $     (4,065)   $    (21,392)   $    (18,969)   $    (46,219)
         Basic and diluted per share ................................         (0.16)          (0.93)          (0.76)          (2.01)

Weighted average shares - basic and diluted:
    Acacia Research - Acacia Technologies stock .....................    19,718,377      19,640,808      19,661,655      19,640,808
                                                                       =============   =============   =============   =============
    Acacia Research - CombiMatrix stock .............................    26,207,146      22,951,324      24,827,819      22,950,746
                                                                       =============   =============   =============   =============


{Note: 2002 share and per-share information gives effect to Acacia Research Corporation's recapitalization transaction as of January 1, 2002.}

                                COMBIMATRIX GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

GROUP BALANCE SHEET INFORMATION

                                     DECEMBER 31,       DECEMBER 31,
                                         2003              2002
                                     -----------        -----------
Total Assets                         $   50,161         $   49,973
                                     ===========        ===========
Total Liabilities                    $   24,424         $   13,972
                                     ===========        ===========
Minority Interests                   $       --         $      684
                                     ===========        ===========
Total Stockholders' Equity           $   25,737         $   35,317
                                     ===========        ===========


GROUP STATEMENTS OF OPERATIONS

                                                                    FOR THE THREE MONTHS ENDED    FOR THE TWELVE MONTHS ENDED
                                                                    ---------------------------   ---------------------------
                                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                        2003           2002           2003           2002
                                                                    ------------   ------------   ------------   ------------
Revenues:
     Product revenue ............................................   $        27    $         9    $       407    $       306
     Grant and contract revenue .................................            26              7             49            533
                                                                    ------------   ------------   ------------   ------------

          Total revenues ........................................            53             16            456            839
                                                                    ------------   ------------   ------------   ------------
Operating expenses:
     Cost of sales ..............................................             6              4             99            263
     Research and development expenses ..........................         1,880          4,044          8,098         18,187
     Charge for acquired in-process research and development ....            --         17,237             --         17,237
     Non-cash compensation expense - research and development ...           (59)             1            466          1,868
     Marketing, general and administrative expenses .............         1,966          2,510          8,858         10,334
     Non-cash compensation expense - marketing, general
       and administrative .......................................           134            843          1,189          4,540
     Amortization of patents ....................................           274            117          1,095            399
     Legal settlement charges ...................................            --             --             --         18,471
                                                                    ------------   ------------   ------------   ------------
          Total operating expenses ..............................         4,201         24,756         19,805         71,299
                                                                    ------------   ------------   ------------   ------------
          Operating loss ........................................        (4,148)       (24,740)       (19,349)       (70,460)
                                                                    ------------   ------------   ------------   ------------

Other income ....................................................            49             46            214            392
                                                                    ------------   ------------   ------------   ------------
Loss from operations before income taxes
  and minority interests ........................................        (4,099)       (24,694)       (19,135)       (70,068)

Benefit for income taxes ........................................            34             34            136            147
                                                                    ------------   ------------   ------------   ------------
Loss from operations before minority interests ..................        (4,065)       (24,660)       (18,999)       (69,921)

Minority interests ..............................................            --          3,268             30         23,702
                                                                    ------------   ------------   ------------   ------------
Division net loss ...............................................   $    (4,065)   $   (21,392)   $   (18,969)   $   (46,219)
                                                                    ============   ============   ============   ============

                            ACACIA TECHNOLOGIES GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

GROUP BALANCE SHEET INFORMATION

                                      DECEMBER 31,       DECEMBER 31,
                                          2003               2002
                                      -----------        -----------

Total Assets                          $   39,978         $   47,212
                                      ===========        ===========
Total Liabilities                     $    4,188         $    5,183
                                      ===========        ===========
Minority Interests                    $    1,127         $    1,487
                                      ===========        ===========
Total Stockholders' Equity            $   34,663         $   40,542
                                      ===========        ===========


GROUP STATEMENTS OF OPERATIONS

                                                                    FOR THE THREE MONTHS ENDED    FOR THE TWELVE MONTHS ENDED
                                                                    ---------------------------   ---------------------------
                                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                        2003           2002           2003           2002
                                                                    ------------   ------------   ------------   ------------

Revenues:
     License fee income .........................................   $       481    $        --    $       692    $        43
                                                                    ------------   ------------   ------------   ------------
          Total revenues ........................................           481             --            692             43
                                                                    ------------   ------------   ------------   ------------
Operating expenses:
     Marketing, general and administrative expenses .............         1,160          1,595          4,317          6,883
     Non-cash stock compensation expense - marketing,
       general and administrative ...............................            --             --             --             19
     Legal expenses - patents ...................................           451            274          1,886          1,415
     Amortization of patents ....................................           125            195            502          1,591
                                                                    ------------   ------------   ------------   ------------
          Total operating expenses ..............................         1,736          2,064          6,705          9,908
                                                                    ------------   ------------   ------------   ------------
          Operating loss ........................................        (1,255)        (2,064)        (6,013)        (9,865)
                                                                    ------------   ------------   ------------   ------------

Other income (expenses) .........................................           113            922            408         (3,503)
                                                                    ------------   ------------   ------------   ------------
Loss from continuing operations before
  income taxes and minority interests ...........................        (1,142)        (1,142)        (5,605)       (13,368)

Benefit for income taxes ........................................            43            392            137            710
                                                                    ------------   ------------   ------------   ------------

Loss from continuing operations before
  minority interests ............................................        (1,099)          (750)        (5,468)       (12,658)

Minority interests ..............................................            17            (81)            17            104
                                                                    ------------   ------------   ------------   ------------

Loss from continuing operations .................................        (1,082)          (831)        (5,451)       (12,554)

Discontinued operations:
     Estimated loss on disposal of discontinued operation .......            --             --             --           (200)
                                                                    ------------   ------------   ------------   ------------

Division net loss ...............................................   $    (1,082)   $      (831)   $    (5,451)   $   (12,754)
                                                                    ============   ============   ============   ============


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